Exhibit 99.1



Press Release                           [LOGO]
                                        Powering Actionable Intelligence(TM)

Contact
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
alan.roden@verint.com


          Verint Systems Reports Record Fiscal 2005 First Quarter Sales


     Sales Grow to $72 Million; Increases 27.2% y-o-y and 4.4% Sequentially
                    GAAP Earnings Per Diluted Share of $0.20
                  Pro Forma Earnings Per Diluted Share of $0.23


MELVILLE, N.Y, June 1, 2005 - Verint Systems Inc. (NASDAQ: VRNT), announced record sales of $72,039,000 for the first quarter of fiscal 2005, ended April 30, 2005, a 27.2% increase compared with sales of $56,638,000 for the first quarter of fiscal 2004. Verint's sales increased approximately 4.4% sequentially, compared with $69,030,000 for the fourth quarter of fiscal 2004.

Net income on a generally accepted accounting principles ("GAAP") basis was $6,533,000 for the first quarter of fiscal 2005, ($0.20 per diluted share), compared with net income of $6,707,000 ($0.20 per diluted share) for the fourth quarter of fiscal 2004, and net income of $1,514,000 ($0.05 per diluted share) for the first quarter of fiscal 2004.

Net income on a pro forma basis was $7,707,000 for the first quarter of fiscal 2005, ($0.23 per diluted share), compared with pro forma net income of $7,558,000 ($0.23 per diluted share) for the fourth quarter of fiscal 2004, and pro forma net income of $5,919,000 ($0.18 per diluted share) for the first quarter of fiscal 2004. A reconciliation between results on a GAAP and pro forma basis is provided in a table immediately following the Consolidated Statement of Operations (Pro Forma Basis).

Dan Bodner, President and CEO of Verint, stated, "Our record first quarter sales were due to demand for our actionable intelligence solutions in the business intelligence and security markets. Pro forma income from operations of $8 million, which was also a record, grew 13.4% sequentially and 35.5% year-over-year."

The Company ended the quarter with cash, cash equivalents and short-term investments of $250,287,000, working capital of $204,135,000, total assets of $415,472,000, and stockholders' equity of $291,698,000.

Conference Call Information

The Company will be conducting a conference call to review its fiscal 2005 first quarter results today at 4:30 PM EDT. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 706-634-7052. Please dial in 5-10 minutes prior to the scheduled start time. A replay of the conference call will be available on our website at www.verint.com until July 31, 2005.

Verint Systems Reports Record Fiscal 2005 First Quarter Results
June 1,  2005
Page 2


Financial highlights at and for the three month periods ended April 30, 2005 and prior year comparisons are as follows:


            ---------------------------------------------------------------------------------------

                              Consolidated Statement of Operations (GAAP Basis)
                                     (In thousands, except per share data)

            ---------------------------------------------------------------------------------------
                                                                            Three Months
                                                                           Ended April 30,
                                                                             (Unaudited)
                                                                     ------------------------------
                                                                        2004             2005
                                                                     -------------   --------------

            Sales                                                      $    56,638      $  72,039
            Cost of sales                                                   25,757         32,269
                                                                     -------------   --------------
            Gross Profit                                                    30,881         39,770

            Operating Expenses
               Research and development, net                                 6,791          9,374
               Selling, general and administrative                          18,594         23,755
               In-process research and development                           3,154              -
               Write-down of capitalized software                            1,481              -
                                                                     -------------   ------------
            Income from operations                                             861          6,641
            Interest and other income, net                                     582          1,690
                                                                     -------------   ------------
            Income before income tax provision                               1,443          8,331

            Income tax provision                                               (71)         1,798
                                                                     -------------   ------------
            Net income                                                 $     1,514      $   6,533
                                                                     =============   ============
            Earnings per share:
                Basic                                                  $      0.05      $    0.21
                                                                     =============   ============
                Diluted                                                $      0.05      $    0.20
                                                                     =============   ============

            Weighted average shares:
                Basic                                                       30,400         31,505
                Diluted                                                     32,209         33,082


Verint Systems Reports Record Fiscal 2005 First Quarter Results
June 1,  2005
Page 3


Verint Systems provides pro forma net income and pro forma earnings per share data as additional information of its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and result of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget purposes:



                Consolidated Statement of Operations (Pro Forma Basis)
                         (In thousands, except per share data)

--------------------------------------------------------- ------------------------------
                                                                  Three Months
                                                                 Ended April 30,
                                                                   (Unaudited)
                                                              2004           2005
                                                          -------------   --------------
Sales                                                          $56,638         $72,039
Cost of sales                                                   25,602          31,411
                                                          ------------    ------------
Gross Profit                                                    31,036          40,628

Operating Expenses
   Research and development, net                                 6,791           9,374
   Selling, general and administrative                          18,332          23,241
                                                          ------------    ------------
Income from operations                                           5,913           8,013

Interest and other income, net                                     582           1,690
                                                          ------------    ------------
Income before income tax provision                               6,495           9,703

Income tax provision                                               576           1,996
                                                          ------------    ------------
Net income                                                     $ 5,919         $ 7,707
                                                          ============    ============

Earnings per share:
    Basic                                                      $  0.19         $  0.24
                                                          ============    ============
    Diluted                                                    $  0.18         $  0.23
                                                          ============    ============

Weighted average shares:
    Basic                                                       30,400          31,505
    Diluted                                                     32,209          33,082

----------------------------------------------------------------------------------------
              Reconciliation of GAAP net income to pro forma net income
----------------------------------------------------------------------------------------

GAAP net income                                                  1,514           6,533
Amortization of purchased intangible assets:
   Included in gross profit                                        155             858
   Included in operating expenses                                  159             273
Amortization of stock based compensation                           103             241
Acquisition-related charges:
   In-process research and development                           3,154              --
   Write-down of capitalized software                            1,481              --
   Other, included in gross profit and in
     operating expenses
Income tax effect                                                 (647)           (198)
                                                          ------------    ------------
Pro forma net income                                             5,919           7,707
                                                          ============    ============

Verint Systems Reports Record Fiscal 2005 First Quarter Results
June 1,  2005
Page 4



  -----------------------------------------------------------------------------------------------------------------------

                            Balance Sheet Highlights
                                 (In thousands)

  -----------------------------------------------------------------------------------------------------------------------


                                     ASSETS
                                     ------
                                                                                  January 31,            April 30,
                                                                                     2005                  2005
                                                                               ----------------       ----------------
                                                                                                        (Unaudited)
   CURRENT ASSETS:
       Cash, cash equivalents and short-term investments                               $240,414              $ 250,287
       Accounts receivable, net                                                          39,072                 41,172
       Inventories                                                                       17,267                 21,458
       Prepaid expenses and other current assets                                          9,880                  9,905
                                                                               ----------------       ----------------
   TOTAL CURRENT ASSETS                                                                 306,633                322,822

   PROPERTY AND EQUIPMENT, net                                                           17,540                 18,307

   INTANGIBLE ASSETS, net                                                                12,026                 10,858

   GOODWILL                                                                              49,625                 49,871

   OTHER ASSETS                                                                          13,154                 13,614
                                                                               ----------------        ---------------
   TOTAL ASSETS                                                                        $398,978              $ 415,472
                                                                               ================        ===============

                                  LIABILITIES AND STOCKHOLDERS' EQUITY
                                  ------------------------------------

   CURRENT LIABILITIES:
       Accounts payable and accrued expenses                                           $ 68,399              $  74,340
       Advance payments from customers                                                   41,853                 44,347
                                                                               ----------------        ---------------
   TOTAL CURRENT LIABILITIES                                                            110,252                118,687
   LONG-TERM LIABILITIES                                                                  5,351                  5,087
                                                                               ----------------        ---------------
   TOTAL LIABILITIES                                                                    115,603                123,774

   STOCKHOLDERS' EQUITY                                                                 283,375                291,698
                                                                               ----------------        ---------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $398,978              $ 415,472
                                                                               ================        ===============

Verint Systems Reports Record Fiscal 2005 First Quarter Results
June 1,  2005
Page 5

About Verint Systems Inc.

Verint Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for communications interception, networked video security and surveillance, and business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com.
                                             ---------------

Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: changes in the demand for Verint's products; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; aggressive competition in all of Verint's markets, which creates pricing pressure; dependence on government contracts; expected increase in Verint's effective tax rate; challenges in increasing gross margins; decline in information technology spending; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; risks associated with integrating the assets and business acquired from ECtel Ltd. and RP Sicherheissysteme GMBH; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; risks associated with changes in the competitive or regulatory environment in which Verint operates; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

                                       ###

Verint, the Verint word mark, Actionable Intelligence, Powering Actionable Intelligence, STAR-GATE, RELIANT, LORONIX, NEXTIVA, SmartSight, Lanex and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.